John Hancock Funds III

John Hancock Disciplined Value Fund (the fund)

Supplement dated January 20, 2021 to the current summary prospectus, as may be supplemented (the Summary Prospectus)

Effective February 1, 2021 (the effective date), Joshua White, CFA, will be added as a portfolio manager for the fund and, together with David T. Cohen, CFA, Mark E. Donovan, CFA, Stephanie McGirr, and David J. Pyle, CFA, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the effective date, the following information is being added to the portfolio manager information under the heading “Portfolio management”:

Joshua White, CFA

Co-Portfolio Manager

Managed the fund since 2021

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.